                                                                    EXHIBIT 23.1


                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 10-K

We consent to the incorporation by reference in (1) Post-Effective Amendment No. 1 to Registration Statement No. 333-32789 on Form S-8, which constitutes Post-Effective Amendment No. 9 to Registration Statement No. 2-85579 on Form S-8, Post-Effective Amendment No. 5 to Registration Statement No. 33-26566 on Form S-8, Post-Effective Amendment No. 2 to Registration Statement No. 33-55014 on Form S-8 and Post-Effective Amendment No. 2 to Registration Statement No. 33-60569 on Form S-8; (2) Post-Effective Amendment No. 1 to Registration Statement No. 33-33621 on Form S-8, which constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8; (3) Registration Statement No. 333-59727 on Form S-8; (4) Post-Effective Amendment No. 1 to Registration Statement No. 33-41241 on Form S-8; (5) Registration Statement No. 333-72267 on Form S-8; (6) Post-Effective No. 1 to Registration Statement No. 333-49023 on Form S-8; (7) Registration Statement No. 33-10491 on Form S-3; and
(8) Registration Statement No. 33-53231 on Form S-3 of our report dated February 4, 1999 on our audits of the consolidated financial statements of VF Corporation as of January 2, 1999 and January 3, 1998, and for the three fiscal years in the period ended January 2, 1999, appearing on page 33 of the 1998 Annual Report to Shareholders, which is incorporated by reference in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the consolidated financial statement schedule, which appears on page 19 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina

March 29, 1999
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                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 11-K

We consent to the incorporation by reference in (1) Post-Effective Amendment No. 1 to Registration Statement No. 33-33621 on Form S-8, which constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99945 on Form S-8; and (2) Registration Statement No. 333-59727 on Form S-8, of our report dated March 22, 1999 on our audits of the financial statements of the VF Corporation Tax-Advantaged Savings Plan for Salaried Employees as of December 31, 1998 and December 31, 1997 and for the three years in the period ended December 31, 1998 included in the Form 11-K, which is filed as Exhibit 99(A) to this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina

March 29, 1999


                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 11-K

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-49023 on Form S-8, of our report dated March 22, 1999 on our audit of the financial statements of the VF Corporation Tax-Advantaged Savings Plan for Hourly Employees as of December 31, 1998 and for the period then ended included in the Form 11-K, which is filed as Exhibit 99
(B) to this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina

March 29, 1999


                CONSENT OF INDEPENDENT ACCOUNTANTS FOR FORM 11-K

We consent to the incorporation by reference in (1) Post-Effective Amendment No. 1 to Registration Statement No. 33-41241 on Form S-8; and (2) Registration Statement No. 333-72267 on Form S-8, of our report dated March 22, 1999 on our audits of the financial statements of the Blue Bell Savings, Profit Sharing and Retirement Plan as of December 31, 1998 and December 31, 1997 and for the three years in the period ended December 31, 1998 included in the Form 11-K, which is filed as Exhibit 99 (C) to this Form 10-K.


/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina

March 29, 1999